SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Citigroup, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 22, 2014.

CITIGROUP INC. CITIGROUP INC. P.O. BOX 990041 HARTFORD, CT 06199-0041

Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 24, 2014
Date: April 22, 2014 Time: 9:00 a.m., CDT
Location:	Landmark Ballroom at the Renaissance St. Louis Grand Hotel 800 Washington Avenue (The entrance to the meeting is located on Washington Avenue between 9th and 10th Streets) St. Louis, MO 63101

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) available and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded. Please make the request as instructed above on or before April 8, 2014 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote In Person: Please review the proxy materials for information on what you will need to bring with you to gain access to the meeting. You must have a government-issued photo identification and an admission ticket to be admitted. THIS NOTICE WILL SERVE AS AN ADMISSION TICKET. At the meeting, you will need to request a ballot to vote these shares.

Voting Items

The Board of Directors recommends a vote FOR Proposals 1 through 4.

1.	Proposal to elect 14 directors

	1	a.	Michael L. Corbat

	1	b.	Duncan P. Hennes

	1	c.	Franz B. Humer

	1	d.	Eugene M. McQuade

	1	e.	Michael E. O'Neill

	1	f.	Gary M. Reiner

	1	g.	Judith Rodin

	1	h.	Robert L. Ryan

	1	i.	Anthony M. Santomero

	1	j.	Joan E. Spero

	1	k.	Diana L. Taylor

	1	l.	William S. Thompson, Jr.

	1	m.	James S. Turley

	1	n.	Ernesto Zedillo Ponce de Leon

2.	Proposal to ratify the selection of KPMG LLP as Citi's independent registered public accounting firm for 2014.

3.	Advisory approval of Citi’s 2013 Executive Compensation.

4.	Approval of the Citigroup 2014 Stock Incentive Plan.
The Board of Directors recommends a vote AGAINST Proposals 5 through 8.

5.	Stockholder proposal requesting that executives retain a significant portion of their stock until reaching normal retirement age.

6.	Stockholder proposal requesting a report on lobbying and grassroots lobbying contributions.

7.	Stockholder proposal requesting that the Board institute a policy to make it more practical to deny indemnification for Directors.

8.	Stockholder proposal requesting Proxy Access for Shareholders.

[Citi Logo]

To:	Citi Colleagues
From:	Citigroup Shareholder Relations
Date:	March 12, 2014
Re:	Citigroup 2013 Annual Report and 2014 Proxy Statement

Citi’s 2013 Annual Report and 2014 Proxy Statement, plus additional online materials, are now available at http://www.citigroup.com/citi/investor/corporate_governance.html.

In addition to presenting the results and key events of the past year, these materials feature a letter from CEO Mike Corbat as well as highlights, achievements and initiatives from the year. Please take some time to review Citi’s Annual Report and Proxy Statement.

The Annual Report and Proxy Statement are being distributed to most employees electronically. If you are a Citigroup stockholder, you should receive a voting card in the mail at your home address. You should refer to the Proxy Statement when deciding how to vote your shares. Citi’s annual stockholder meeting will be held April 22, 2014, in St. Louis, Missouri.

If you or the employees who work for you would like paper copies of the printed Annual Report and Proxy Statement, please contact the Document Service Center by email at docserve@citi.com or by telephone toll-free at 1-877-936-2737. If you are calling from outside the U.S., please call 1-716-730-8055. Please call between the hours of 8 a.m. and 6 p.m. New York time, Monday through Friday.

Please provide the following information with your request:

  Your first name, middle initial and last name
  Complete shipping address, including apartment number or any other identifying information. Please do not give a Post Office box.
  City
  State
  ZIP code or postal code
  Country if outside the U.S. or Puerto Rico.

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